SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 10, 2009 (April 8, 2009)

Tri-S Security Corporation

(Exact name of registrant as specified in its charter)

Georgia	0-51148	30-0016962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Royal Center One, 11675 Great Oaks Way, Suite 120, Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 808-1540

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

See the disclosure set forth in Item 4.02 of this Current Report which is incorporated into this Item 2.02 by this reference.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 8, 2009, the audit committee (the “Audit Committee”) of Tri-S Security Corporation (the “Company”) determined, upon advice of management, that the Company’s consolidated financial statements and related disclosures included in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2008 (collectively, the “Previously Issued Financial Statements”), should be restated because they contain errors as addressed in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 154, Accounting Changes and Error Corrections. Accordingly, the Previously Issued Financial Statements and the earnings releases issued by the Company for the quarters ended March 31, June 30, and September 30, 2008, and for the quarter and year ended December 31, 2008 (collectively, the “Earnings Releases”), should not be relied upon. The Company intends to restate the Previously Issued Financial Statements to correct these errors by amending its Quarterly Reports for the quarters ended March 31, June 30, and September 30, 2008. The Audit Committee has discussed the matters disclosed in this Item 4.02 with the Company’s independent registered accounting firm.

The errors in the Previously Issued Financial Statements relate to an incorrect payroll accrual for the quarters ended March 31, June 30, and September 30, 2008. As a result of this incorrect accrual, payroll expense and net loss were understated, and gross profit was overstated, in the Previously Issued Financial Statements and Earnings Releases. The following tables present the impact of the errors on previously reported amounts and the corrected amounts for the quarters ended March 31, June 30, and September 30, 2008, and for the quarter and year ended December 31, 2008.

Tri-S Security Corporation and Subsidiaries

Statements of Operations

Unaudited

(In thousands, except per share data)

	Note	Quarter Ended March 31, 2008 As Previously Reported	Adjustment		Quarter Ended March 31, 2008 As Corrected	Quarter Ended June 30, 2008 As Previously Reported	Adjustment		Quarter Ended June 30, 2008 As Corrected
Revenues		$26,465	$		$26,465	$38,346	$		$38,346

Cost of revenues:		24,241		313	24,554	35,101		328	35,429

Gross profit		2,224		(313)	1,911	3,245		(328)	2,917

Selling, general and administrative	1	3,129		1	3,130	3,305		1	3,306

Operating loss		(905)		(314)	(1,219)	(60)		(329)	(389)

Other expense		(863)			(863)	(1,481)			(1,481)

Loss before income taxes		(1,768)		(314)	(2,082)	(1,541)		(329)	(1,870)

Income tax expense (benefit)		47			47	(55)			(55)

Net loss		$(1,815)		$(314)	$(2,129)	$(1,486)		$(329)	$(1,815)

Basic and diluted net income (loss) per common share		$(0.43)			$(0.51)	$(0.35)			$(0.43)
Basic and diluted weighted average number of common shares		4,203			4,203	4,203			4,203

Note:

1- Includes amortization of intangible assets.

Tri-S Security Corporation and Subsidiaries

Statements of Operations

Unaudited

(In thousands, except per share data)

	Note	Quarter Ended Sept. 30, 2008 As Previously Reported	Adjustment		Quarter Ended Sept. 30, 2008 As Corrected	Quarter Ended Dec. 31, 2008 As Previously Reported	Adjustment		Quarter Ended Dec. 31, 2008 As Corrected
Revenues		$40,697	$		$40,697	$35,824	$		$35,824

Cost of revenues:		37,167		290	37,457	33,642		795	34,437

Gross profit		3,530		(290)	3,240	2,182		(795)	1,387

Selling, general and administrative	2	8,033		1	8,034	6,002		1	6,003

Operating loss		(4,503)		(291)	(4,794)	(3,820)		(796)	(4,616)

Other expense		(1,307)			(1,307)	(1,266)			(1,266)

Loss before income taxes		(5,810)		(291)	(6,101)	(5,086)		(796)	(5,882)

Income tax benefit		(24)			(24)	(55)			(55)

Net loss		$(5,786)		$(291)	$(6,077)	$(5,031)		$(796)	$(5,827)

Basic and diluted net income (loss) per common share		$(1.38)			$(1.45)	$(1.20)			$(1.39)
Basic and diluted weighted average number of common shares		4,203			4,203	4,203			4,203

Note:

2- Includes Goodwill Impairment and amortization of intangible assets.

Tri-S Security Corporation and Subsidiaries

Statements of Operations

Unaudited

(In thousands, except per share data)

	Note	Twelve Months Ended Dec. 31, 2008 As Previously Reported	Adjustment		Twelve Months Ended Dec. 31, 2008 As Corrected
Revenues		$141,332	$		$141,332

Cost of revenues:		130,151		1,726	131,877

Gross profit		11,181		(1,726)	9,455

Selling, general and administrative	1	20,469		4	20,473

Operating loss		(9,288)		(1,730)	(11,018)

Other expense		(4,917)			(4,917)

Loss before income taxes		(14,205)		(1,730)	(15,935)

Income tax benefit		(87)			(87)

Net loss		$(14,118)		$(1,730)	$(15,848)

Basic and diluted net income (loss) per common share		$(3.36)			$(3.77)
Basic and diluted weighted average number of common shares		4,203			4,203

Note:

1- Includes Goodwill Impairment and amortization of intangible assets.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-S SECURITY CORPORATION

By:	/s/ Nicolas V. Chater
Nicolas V. Chater, Chief Financial Officer

Dated: April 10, 2009